UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2019

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

(888) 776-6804

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing or Notice of Delisting.

On August 7, 2019, InspireMD, Inc. (the “Company”) received notification (the “Deficiency Letter”) from the NYSE American LLC (“NYSE American”) that the Company does not meet continued listing standards of the NYSE American as set forth in Part 10 of the NYSE American Company Guide (the “Company Guide”). Specifically, the Company is not in compliance with Section 1003(a)(iii) of the Company Guide because the Company reported stockholders’ equity of less than $6 million as of June 30, 2019, and net losses in its five most recent fiscal years ended December 31, 2018. As a result, the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide.

The Company must submit a plan of compliance to NYSE Regulation by September 6, 2019, addressing how it intends to regain compliance with Section 1003(a)(iii) of the Company Guide by August 7, 2020. If the plan is accepted by NYSE Regulation, the Company may be able to continue its listing during the plan period, during which time the Company will be subject to periodic review to determine whether it is making progress consistent with the plan.

If the Company does not submit a plan, or if the plan is not accepted by NYSE Regulation, delisting proceedings will commence. Furthermore, if the plan is accepted but the Company is not in compliance with the continued listing standards by August 7, 2020, or if it does not make progress consistent with the plan during the plan period, the NYSE American will initiate delisting proceedings.

The Company’s management is reviewing its options to address the deficiencies and expects to submit a compliance plan on or before the deadline set by the NYSE American.

Item 8.01 Other Events.

On August 9, 2019, the Company issued a press release disclosing receipt of the Deficiency Letter from the NYSE American. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 9, 2019 (furnished herewith pursuant to Item 3.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD Inc.

Date: August 9, 2019	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer